FINANCIAL STATEMENTS









                                  EXHIBIT 99.1

                                WILMINGTON TRUST

                               THRIFT SAVINGS PLAN

                     YEARS ENDED DECEMBER 31, 1998 AND 1997

FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

WILMINGTON TRUST THRIFT SAVINGS PLAN

Years ended December 31, 1998 and 1997



FINANCIAL STATEMENTS                                                       PAGE
--------------------                                                       ----

Report of Independent Auditors  . . . . . . . . . . . . . . . . . . . . .    2

Statements of Net Assets Available for Benefits . . . . . . . . . . . . .    3

Statement of Changes in Net Assets Available for Benefits . . . . . . . .    5

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . .    6


                             SUPPLEMENTAL SCHEDULES
                             ----------------------

Line 27-a--Schedule of Assets Held for Investment Purposes. . . . . . . .   19

Line 27-d--Schedule of Reportable Transactions. . . . . . . . . . . . . .   20

                         Report of Independent Auditors

Wilmington Trust Benefits Administration Committee

We have audited the accompanying statements of net assets available for benefits of the Wilmington Trust Thrift Savings Plan as of December 31, 1998 and 1997, and the related statements of changes in net assets available for benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the Plan's net assets available for benefits at December 31, 1998 and 1997, and the changes therein for the years then ended, in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedules of assets held for investment purposes as of December 31, 1998, and reportable transactions for the year then ended, are presented for purposes of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. These supplemental schedules are the responsibility of the Plan's management. The supplemental schedules have been subjected to the auditing procedures applied in our audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                        /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
June 16, 1999


STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS

WILMINGTON TRUST THRIFT SAVINGS PLAN

                                                                                December 31
                                                                          1998                  1997
                                                                   ------------------      --------------
ASSETS

      Investments, at fair value -- Note C:
         MUTUAL FUNDS:
          Rodney Square Strategic Fixed Income Fund
              Intermediate Bond Portfolio                                $  4,409,404         $        --
          Rodney Square Strategic Equity Fund
              International Equity Portfolio                                6,928,803                  --
          Rodney Square Strategic Equity Fund
              Small Cap Equity Portfolio                                   13,568,279                  --
          Rodney Square Strategic Equity Fund
              Large Cap Value Equity Portfolio                             17,528,095                  --
          Rodney Square Strategic Equity Fund
              Large Cap Growth Equity Portfolio                            27,026,318                  --

      COLLECTIVE FUNDS:
          Wilmington Trust Company
              Money Market Fund                                             1,488,908           1,105,234
          Wilmington Trust Company
              Bond Fund                                                            --           3,606,992
          Wilmington Trust Company
              Short-Term US Government Fund                                 6,103,190           5,980,424
          Wilmington Trust Company
              International Equity Fund                                            --           6,710,342
          Wilmington Trust Company
              Small Cap Equity Fund                                                --          13,082,913
          Wilmington Trust Company
              Value Equity Fund                                                    --          17,903,972
          Wilmington Trust Company
              Growth Equity Fund                                                   --          22,594,168
       Wilmington Trust Company
          Bank Stock Fund                                                  21,435,163          21,575,974
        Participant loans receivable                                        1,799,647           1,601,113
                                                                         ------------         -----------
                     Total investments                                    100,287,807          94,161,132


STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS (Cont.)

WILMINGTON TRUST THRIFT SAVINGS PLAN



                                                                                  December 31
                                                                          1998                  1997
                                                                    -----------------    ----------------
        ASSETS CONT.

         Cash                                                                  43,248              35,265
         Accrued income                                                     3,773,766               5,403
         Due from broker                                                       46,043              34,681
                                                                    -----------------    ----------------

                     TOTAL ASSETS                                         104,150,864          94,236,481
                                                                    -----------------    ----------------



LIABILITIES

         Due to Broker                                                         43,435              34,700
         Miscellaneous liabilities                                                 --               2,607
                                                                    -----------------    ----------------

                     TOTAL LIABILITIES                                         43,435              37,307
                                                                    -----------------    ----------------

                     NET ASSETS AVAILABLE FOR
                                    BENEFITS                        $     104,107,429    $     94,199,174
                                                                    =================    ================



See notes to financial statements.


STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS

WILMINGTON TRUST THRIFT SAVINGS PLAN

                                                                                Year Ended December 31
                                                                              1998                   1997
                                                                         ---------------       ---------------
     ADDITIONS

      Investment income:
          Interest                                                       $       118,108       $        62,473
          Dividends                                                            4,355,888               483,588
          Participant loan interest                                              142,095               125,747
                                                                         ---------------       ---------------
                                                                               4,616,091               671,808
      Contributions:
          Employer                                                             2,435,267             2,193,149
          Employee                                                             6,845,069             6,251,976
                                                                         ---------------       ---------------
                                                                               9,280,336             8,445,125
      Transfers from other plans:
          Rollovers from other plans                                             202,132               667,044
                                                                         ---------------       ---------------

                                                                              14,098,559             9,783,977
     DEDUCTIONS

          Participant withdrawals                                              7,776,195             4,471,661
                                                                         ---------------       ---------------
                                                                               6,322,364             5,312,316

      NET REALIZED AND UNREALIZED APPRECIATION
          IN FAIR VALUE OF INVESTMENTS                                         3,585,891            20,175,378
                                                                         ---------------       ---------------

              NET ADDITIONS                                                    9,908,255            25,487,694

              NET ASSETS AVAILABLE FOR BENEFITS
                  AT BEGINNING OF YEAR                                        94,199,174            68,711,480
                                                                         ---------------       ---------------

              NET ASSETS AVAILABLE FOR BENEFITS
                  AT END OF YEAR                                         $   104,107,429       $    94,199,174
                                                                         ===============       ===============


See notes to financial statements.


NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN

NOTE A - SIGNIFICANT ACCOUNTING POLICIES

The accounting records of the Wilmington Trust Thrift Savings Plan (the Plan) are maintained on the accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The fair value of shares owned by the Plan in collective and mutual funds are stated at the net asset value at the close of business on the last business day of the Plan year. Loans are carried at the unpaid principal balance, which approximates their fair value.

Dividend income is recorded at the ex-dividend date. Income from other investments is recorded as earned.

Amounts described in Form 5500 under the caption net gain (loss) on sale of investments and unrealized appreciation of assets are combined in the financial statements as net realized and unrealized appreciation in fair value of investments.


NOTE B - DESCRIPTION OF THE PLAN

The Wilmington Trust Thrift Savings Plan is a defined contribution plan established January 1, 1985, which covers all full-time employees of Wilmington Trust Corporation and its subsidiaries (the Company). The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

Subject to limitations of the Internal Revenue Code (IRC), employees may contribute 1% to 15% (up to $10,000 and $9,500 in 1998 and 1997, respectively) of their base salaries and profit-sharing bonus earnings, with the first 6% pre-tax contribution eligible for matching contributions from the Company of $.50 for each $1.00 contributed by a participant. An employee is eligible to become a participant in the Plan on the next entry date (January 1, April 1, July 1, and October 1) following the date of employment. Participation in this Plan is voluntary and participants have the option to invest in any or all of the following funds: Rodney Square Strategic Fixed Income Fund, Intermediate Bond Portfolio; Rodney Square Strategic Equity Fund, Large Cap Value Equity Portfolio, Large Cap Growth Equity Portfolio, International Equity Portfolio, and Small Cap Equity Portfolio; and Wilmington Trust Company Bank Stock Fund, Money Market Fund, and Short-Term US Government Fund at December 31, 1998. The opportunity to change investment options is available quarterly.

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN

NOTE B - DESCRIPTION OF THE PLAN (CONT.)

Each participant's account is credited with the participant's contribution and an allocation of the Company's contribution and Plan earnings. The benefit to which a participant is entitled is that which can be provided from the participant's account. Participants are vested in the Company's matching contribution at the rate of 20% for each year of service and become 100% vested after five years of service. Participant contributions are always 100% vested. A terminating participant will forfeit the unvested portion of his or her account attributable to contributions made by the Company. In accordance with the terms of the Plan, $87,874 and $48,321 of forfeitures were used to reduce employer contributions for the years ended December 31, 1998 and 1997, respectively.

Although not required to do so, the Company paid the expenses of the Plan.

The Plan permits participants, under certain circumstances, to borrow up to one-half of their vested account balances. All loans are subject to IRS and U.S. Department of Labor guidelines.

The Corporation has the right under the Plan to discontinue its contributions and to amend or terminate the Plan at any time. Upon termination, the accounts of participants vest and become nonforfeitable.

Additional information regarding the Plan and the operation of the Plan is available from the Human Resources Division of Wilmington Trust Company.

NOTE C - INVESTMENTS

The Plan's  investments are held in a trust,  for which Wilmington Trust Company
(WTC), a wholly owned subsidiary of the plan sponsor, is trustee. The fair value of individual investments that represent 5% or more of the Plan's net assets available for benefits as of December 31 are as follows:

                                               1998                  1997
                                        -------------------   ------------------

WTC Short-Term US Government Fund          $     6,103,190       $     5,980,424

WTC Bank Stock Fund                             21,435,163            21,575,974

RODNEY SQUARE STRATEGIC EQUITY FUNDS:

    International Equity Portfolio               6,928,803                    --

    Small Cap Equity Portfolio                  13,568,279                    --

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN

NOTE C - INVESTMENTS (CONT.)

                                               1998                  1997
                                        -------------------   ------------------

    Large Cap Value Equity Portfolio            17,528,095                   --

    Large Cap Growth Equity Portfolio           27,026,318                   --

WILMINGTON TRUST COMPANY:

    International Equity Fund                          --              6,710,342

    Small Cap Equity Fund                              --             13,082,913

    Value  Equity Fund                                 --             17,903,972

    Growth Equity Fund                                 --             22,594,168

On June 30, 1998, certain collective trust funds held by the Plan converted to or were merged into mutual funds based on the fair value of the underlying asets on the date of conversion or merger and became part of the Rodney Square Funds. The funds to which the collective funds were converted or merged maintain similar investment objectives as the collective funds.

Listed below is a schedule of the collective funds and the related mutual fund into which they were converted:

COLLECTIVE FUNDS:                      MUTUAL FUNDS:

Wilmington Trust Company               Rodney Square Strategic Fixed Income Fund
    Bond Fund                              Intermediate Bond Portfolio

Wilmington Trust Company               Rodney Square Strategic Equity Fund
    International Equity Fund              International Equity Portfolio

Wilmington Trust Company               Rodney Square Strategic Equity Fund
    Small Cap Equity Fund                  Small Cap Equity Portfolio

Wilmington Trust Company               Rodney Square Strategic Equity Fund
    Value Equity Fund                      Large Cap Value Equity Portfolio

Wilmington Trust Company               Rodney Square Strategic Equity Fund
    Growth Equity Fund                     Large Cap Growth Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN

NOTE D - ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS

The net assets of the funds are summarized below:

                                                                                December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             (2)
                                           (1)             (2)                            Large Cap                          (2)
                                       Intermediate     Large Cap          WTC              Growth           WTC       International
                                           Bond       Value Equity      Bank Stock          Equity          Money          Equity
                                        Portfolio       Portfolio          Fund           Portfolio      Market Fund      Portfolio
                                    --------------   -------------      ----------        ---------      -----------   -------------

ASSETS
   Investments in mutual
     or collective funds,
     at fair value                    $  4,409,404  $  17,528,095    $   21,423,130   $  27,026,318    $   1,488,908   $ 6,928,803

   Participant loans receivable                 --             --                --              --               --            --

   Cash                                         --             --            42,503              --               --            --

   Accrued income                           35,891        410,575                         3,191,789            6,676        76,733

   Due from broker                              --             --            46,043              --               --            --
                                      ------------  -------------    --------------   -------------    -------------   -----------

         TOTAL ASSETS                    4,445,295     17,938,670        21,511,676      30,218,107        1,495,584     7,005,536
                                      ------------  -------------    --------------   -------------    -------------   -----------

LIABILITIES
    Accrued liabilities                         --             --            43,435              --               --            --

    Miscellaneous liabilities
       -Overdraft                               --             --                --              --               --            --
                                      ------------  -------------    --------------   -------------    -------------   -----------

          TOTAL LIABILITIES                      0              0            43,435               0                0             0
                                      ------------  -------------    --------------   -------------    -------------   -----------

          NET ASSETS AVAILABLE
                FOR BENEFITS          $  4,445,295  $  17,938,670    $   21,468,241   $  30,218,107    $   1,495,584   $ 7,005,536
                                      ============  =============    ==============   =============    =============   ===========

(1) Portfolio within the Rodney Square Strategic Fixed Income Fund

(2) Portfolio within the Rodney Square Strategic Equity Fund

                                                            December 31, 1998
---------------------------------------------------------------------------------------------------
                                               (2)           WTC
                                           Small Cap     Short-Term
                                             Equity        US Gov't     Contribution/
                                            Portfolio        Fund         Loan Fund      Total
                                            ---------    ----------     -------------    -----

ASSETS
   Investments in mutual
     or collective funds,
     at fair value                       $ 13,568,279  $  6,103,190    $     12,033  $  98,488,160

   Participant loans receivable                    --            --       1,799,647      1,799,647

   Cash                                            --            --             745         43,248

   Accrued income                              52,091            --              11      3,773,766

   Due from broker                                 --            --              --         46,043
                                         ------------  ------------    ------------  -------------

         TOTAL ASSETS                      13,620,370     6,103,190       1,812,436    104,150,864
                                         ------------  ------------    ------------  -------------

LIABILITIES
    Accrued liabilities                            --            --              --         43,435

    Miscellaneous liabilities
       -Overdraft                                  --            --              --              0
                                         ------------  ------------    ------------  -------------

          TOTAL LIABILITIES                         0             0               0         43,435
                                         ------------  ------------    ------------  -------------

          NET ASSETS AVAILABLE
                FOR BENEFITS             $ 13,620,370  $  6,103,190    $  1,812,436  $ 104,107,429
                                         ============  ============    ============  =============

(1) Portfolio within the Rodney Square Strategic Fixed Income Fund

(2) Portfolio within the Rodney Square Strategic Equity Fund

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN


NOTE D -- ALLOCATION OF NET ASSETS TO INVESTMENT FUNDS


The net assets of the funds are summarized below:

                                                                       December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------

                                                         WTC              WTC           WTC           WTC             WTC
                                            WTC      Value Equity         Bank      Growth Equity  Money Market International
                                         Bond Fund       Fund           Stock Fund     Fund           Fund        Equity Fund
                                         ---------  -------------      -----------  ------------   -----------  -------------

ASSETS
    Investments in collective
      funds, at fair value               $ 3,606,992  $ 17,903,972   $  21,562,164  $ 22,594,168   $ 1,105,234  $ 6,710,342

    Participant loans receivable                  --            --              --            --            --           --

    Cash                                          --            --          35,265            --            --           --

    Accrued income                                --            --              --            --         5,394           --

    Due from broker                               --            --          34,681            --            --           --
                                         -----------  ------------   -------------  ------------   -----------  -----------

            TOTAL ASSETS                   3,606,992    17,903,972      21,632,110    22,594,168     1,110,628    6,710,342
                                         -----------  ------------   -------------  ------------   -----------  -----------

LIABILITIES
    Accrued liabilities                           --            --          34,700            --            --           --

    Miscellaneous liabilities
       -Overdraft                                 --            --              --            --            --           --
                                         -----------  ------------   -------------  ------------   -----------  -----------

            TOTAL LIABILITIES                      0             0          34,700             0             0            0
                                         -----------  ------------   -------------  ------------   -----------  -----------

            NET ASSETS AVAILABLE
                  FOR BENEFITS           $ 3,606,992  $ 17,903,972   $  21,597,410  $ 22,594,168   $ 1,110,628  $ 6,710,342
                                         ===========  ============   =============  ============   ===========  ===========

                                                                       December 31, 1997
---------------------------------------------------------------------------------------------------------

                                               WTC             WTC
                                             Small Cap       Short-Term  Contribution/Loan
                                           Equity Fund    US Gov't Fund        Fund            Total
                                           -----------    -------------- -----------------     -----

ASSETS
    Investments in collective
      funds, at fair value                $  13,082,913   $  5,980,424    $     13,810      $  92,560,019

    Participant loans receivable                     --             --       1,601,113          1,601,113

    Cash                                             --             --              --             35,265

    Accrued income                                   --             --               9              5,403

    Due from broker                                  --             --              --             34,681
                                          -------------   ------------    ------------      -------------

            TOTAL ASSETS                     13,082,913      5,980,424       1,614,932         94,236,481
                                          -------------   ------------    ------------      -------------

LIABILITIES
    Accrued liabilities                              --             --              --             34,700

    Miscellaneous liabilities
       -Overdraft                                    --             --           2,607              2,607
                                          -------------   ------------    ------------      -------------

            TOTAL LIABILITIES                         0              0           2,607             37,307
                                          -------------   ------------    ------------      -------------

            NET ASSETS AVAILABLE
                  FOR BENEFITS            $  13,082,913   $  5,980,424    $  1,612,325      $  94,199,174
                                          =============   ============    ============      =============

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN

NOTE E -- ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS

The changes in net assets of the funds are summarized below:

                                                                     Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                                              (1)           (2)                          (2)                          (2)
                                         Intermediate    Large Cap         WTC        Large Cap         WTC      International
                                             Bond      Value Equity     Bank Stock  Growth Equity  Money Market     Equity
                                           Portfolio     Portfolio        Fund        Portfolio        Fund        Portfolio
                                         ------------  ------------     ----------  -------------  ------------  -------------
    Contributions:
      Employer                           $         --  $          --  $         -- $          --  $         --  $         --
      Employee                                     --             --            --            --            --            --
      Rollovers                                    --             --            --            --            --            --
                                         ------------  -------------  ------------ -------------  ------------- ------------
    Total contributions                             0              0             0             0             0             0

    Investment income:
      Interest                                 35,892             --            --            --        81,420            --
      Dividends                                98,019        410,587       526,525     3,191,801            --        76,737

      Participant loan interest                    --             --            --            --            --            --
                                         ------------  -------------  ------------ -------------  ------------  ------------
    Total investment income                   133,911        410,587       526,525     3,191,801        81,420        76,737

    Net realized and unrealized
      appreciation (depreciation)
      in fair value of investments            205,228      (865,185)     (197,123)     3,552,483            --       765,973

    Participant withdrawals                        --             --     (834,382)            --            --            --

    Interfund transfers                       499,165        489,296       375,811       879,654       303,537     (547,516)
                                         ------------  -------------  ------------ -------------  ------------  ------------

      NET ADDITIONS (DEDUCTIONS)              838,304         34,698     (129,169)     7,623,938       384,957       295,194

         NET ASSETS AVAILABLE
         FOR BENEFITS AT
         BEGINNING OF YEAR                  3,606,992     17,903,972    21,597,410    22,594,168     1,110,628     6,710,342
                                         ------------  -------------  ------------ -------------  ------------  ------------
         NET ASSETS AVAILABLE
         FOR BENEFITS AT
         END OF YEAR                     $  4,445,296  $  17,938,670  $ 21,468,241 $  30,218,106  $  1,495,585  $  7,005,536
                                         ============  =============  ============ =============  ============  ============

(1), (2)   See page 10.
* The 1998 activity relating to the collective fund from which these funds were converted is also included.  See Footnote C.

                                                            Year Ended December 31, 1998
----------------------------------------------------------------------------------------------------
                                               (2)
                                            Small Cap         WTC
                                             Equity      Short-Term US  Contribution/
                                            Portfolio     Gov't Fund      Loan Fund          Total
                                            ---------    -------------  -------------        -----
    Contributions:
      Employer                             $         --  $         --  $  2,435,267  $     2,435,267
      Employee                                       --            --     6,845,069        6,845,069
      Rollovers                                      --            --       202,132          202,132
                                           ------------  ------------  ------------  ---------------
    Total contributions                               0             0     9,482,468        9,482,468

    Investment income:
      Interest                                       --            --           796          118,108
      Dividends                                                    --           117        4,355,888
                                                 52,102
      Participant loan interest                      --            --       142,095          142,095
                                           ------------  ------------  ------------  ---------------
    Total investment income                      52,102             0       143,008        4,616,091

    Net realized and unrealized
      appreciation (depreciation)
      in fair value of investments            (273,746)       398,261            --        3,585,891

    Participant withdrawals                          --            --   (6,941,813)      (7,776,195)

    Interfund transfers                         759,100     (275,495)   (2,483,552)                0
                                           ------------  ------------  ------------  ---------------

      NET ADDITIONS (DEDUCTIONS)                537,456       122,766       200,111        9,908,255

         NET ASSETS AVAILABLE
         FOR BENEFITS AT
         BEGINNING OF YEAR                   13,082,913     5,980,424     1,612,325       94,199,174
                                           ------------  ------------  ------------  ---------------
         NET ASSETS AVAILABLE
         FOR BENEFITS AT
         END OF YEAR                       $ 13,620,369  $  6,103,190  $  1,812,436  $   104,107,429
                                           ============  ============  ============  ===============

(1), (2)   See page 10.
* The 1998 activity relating to the collective fund from which these funds were converted is also included.  See Footnote C.

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN

NOTE E - ALLOCATION OF CHANGES IN NET ASSETS TO INVESTMENT FUNDS

The changes in net assets of the funds are summarized below:

                                                                  Year Ended December 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
                                                                                     WTC             WTC
                                                         WTC            WTC         Growth          Money            WTC
                                            WTC      Value Equity      Bank         Equity         Market       International
                                         Bond Fund       Fund       Stock Fund       Fund           Fund         Equity Fund
                                        ----------   ------------  -----------     --------      ----------    --------------

    Contributions:
      Employer                         $         -- $         --   $          --   $        --    $        --   $         --
      Employee                                   --           --              --            --             --             --
      Rollovers                                  --           --              --            --             --             --
                                       ------------ ------------   -------------   -----------    -----------   ------------
    Total contributions                           0            0               0             0              0              0

    Investment income:
      Interest                                   --           --              --            --         60,300             --
      Dividends                                  --           --         483,588            --             --             --
      Participant loan interest                  --           --              --            --             --             --
                                       ------------ ------------   -------------   -----------    -----------   ------------
    Total investment income                       0            0         483,588             0         60,300              0

      Net realized and unrealized
         appreciation in fair value
         of investments                     305,355    3,514,216       7,730,870     5,577,324             --        237,173

      Participant withdrawals                    --           --       (400,479)           --              --             --

      Interfund transfers                   240,348    1,309,230       (131,461)     1,459,696        165,813        656,172
                                       ------------ ------------   -------------   -----------    -----------   ------------

         NET ADDITIONS (DEDUCTIONS)         545,703    4,823,446       7,682,518     7,037,020        226,113        893,345

          NET ASSETS AVAILABLE
                FOR BENEFITS AT
                BEGINNING OF YEAR         3,061,289   13,080,526      13,914,892    15,557,148        884,515      5,816,997
                                       ------------ ------------   -------------   -----------    -----------   ------------

          NET ASSETS AVAILABLE
                FOR BENEFITS AT
                END OF YEAR            $  3,606,992 $ 17,903,972   $  21,597,410   $22,594,168    $ 1,110,628   $  6,710,342
                                       ============ ============   =============   ===========    ===========   ============


                                                        Year Ended December 31, 1997
-----------------------------------------------------------------------------------------------------
                                              WTC            WTC         Contribution/
                                           Small Cap      Short-Term          Loan
                                          Equity Fund   US Gov't Fund         Fund           Total
                                         -------------  -------------    -------------     ----------

    Contributions:
      Employer                         $          --   $         --    $   2,193,149  $     2,193,149
      Employee                                    --             --        6,251,976        6,251,976
      Rollovers                                   --             --          667,044          667,044
                                       -------------   ------------    -------------  ---------------
    Total contributions                            0              0        9,112,169        9,112,169

    Investment income:
      Interest                                    --             --            2,173           62,473
      Dividends                                   --             --               --          483,588
      Participant loan interest                   --             --          125,747          125,747
                                       -------------   ------------    -------------  ---------------
    Total investment income                        0              0          127,920          671,808

      Net realized and unrealized
         appreciation in fair value
         of investments                    2,424,618        385,822               --       20,175,378

      Participant withdrawals                     --             --      (4,071,182)      (4,471,661)

      Interfund transfers                  1,966,153      (850,497)      (4,815,454)                0
                                       -------------   ------------    -------------  ---------------
         NET ADDITIONS (DEDUCTIONS)        4,390,771      (464,675)          353,453       25,487,694

          NET ASSETS AVAILABLE
                FOR BENEFITS AT
                BEGINNING OF YEAR          8,692,142      6,445,099        1,258,872       68,711,480
                                       -------------   ------------    -------------  ---------------

          NET ASSETS AVAILABLE
                FOR BENEFITS AT
                END OF YEAR            $  13,082,913   $  5,980,424    $   1,612,325  $    94,199,174
                                       =============   ============    =============  ===============

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN

NOTE F - INCOME TAX STATUS


The Plan has received a determination letter from the Internal Revenue Service dated September 12, 1995, stating that the Plan is qualified under Section 401(a) of the Internal Revenue Code (the Code) and, therefore, the related trust is exempt from taxation. Once qualified, the Plan is required to operate in conformity with the Code to maintain its qualification. The Plan Administrator believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes that the Plan is qualified and the related trust is tax-exempt.


NOTE G -  RECONCILIATION OF FINANCIAL STATEMENTS TO FORM 5500

Included in net assets available for benefits at December 31, 1998 is $1,121,485, which represents the amount due to participants who have requested, but not received, withdrawals. This amount is not reported as a liability on the respective statement of net assets available for benefits.

The following is a reconciliation of benefits paid to participants from the statement of net assets available for benefits to Form 5500:

                                                                 YEAR ENDED
                                                             DECEMBER 31, 1998


Benefits paid to participants from the statement of net
assets available for benefits                                   $    7,776,195

Add:  Amounts allocated to withdrawing participants at
December 31, 1998                                                    1,121,485

Less:  Amounts allocated to withdrawing participants at
December 31, 1997                                                    (658,692)
                                                                --------------

Benefits paid to participants from Form 5500                    $    8,238,988
                                                                ==============

NOTES TO FINANCIAL STATEMENTS

WILMINGTON TRUST THRIFT SAVINGS PLAN

NOTE H - YEAR 2000 (UNAUDITED)

The Plan is reliant on Wilmington Trust Company and other third parties for data processing. Wilmington Trust Company established a Year 2000 Program Management Office (PMO) to manage its Year 2000 project on an enterprise-wide basis. It worked  with an  international  consulting  firm to  assist in  implementing  an enterprise-wide PMO and strategies to help assure business area readiness, vendor readiness, external communications and contingency planning. Wilmington Trust uses a project approach the FDIC has endorsed to help assure continuity and efficiency in its Year 2000 efforts. This approach used the following five steps: awareness, assessments, renovation, testing and implementation. Wilmington Trust conducts project reviews of its Year 2000 efforts with a management steering team, and quarterly meetings with its senior management and Board of Directors. It has completed assessment, renovation and testing of all of its core critical hardware and software systems.

For third-party software applications, Wilmington Trust has corresponded with the software providers through several mailings. It is reviewing the systems renovation, testing, implementation and contingency plans of those vendors. It monitors the status of those vendors and has developed contingency plans where the potential for vendors to impact the delivery of services is high. In addition, Wilmington Trust is monitoring the status of regulatory reviews of major service providers. Where feasible, it has tested critical vendor-supplied products.

Wilmington Trust has assessed the potential impact of Year 2000 failures on core business functions, and has developed contingency plans where that impact presents a high risk. Business experts and management in each area have validated these plans to ensure their appropriateness. Wilmington Trust is incorporating enhancements made through this process into finalized contingency plans.

The Plan believes it is addressing all key components necessary to resolve the Year 2000 issue. Nevertheless, it is not possible to determine with complete certainty that all Year 2000 issues affecting the Plan or its vendors are identified and corrected, or the duration, severity or financial consequences of any failure.

                             SCHEDULE G (Form 5500)
                            Financial Schedules 1996
                                OMB No. 1210-0016


For calendar plan year 1998

Name of plan sponsor as shown on line 1a of Form 5500
      Wilmington Trust Company

Name of plan
      Wilmington Trust Thrift Savings Plan

                         Employer Identification Number:
                                   51-0291463
                            Three-digit plan number:
                                       002
Part I Schedule of Assets Held for Investment Purposes--See Form 5500,
Item 27a.

--------------------------------------------------------------------------------
(a)                (b)                    (c)           (d)        (e)
--------------------------------------------------------------------------------
                                    Description of
                                    investment
                                    including
                                    maturity date,
                                    rate of
         Identity of issue,         interest,
         borrower, lessor, or       collateral, par                  Current
         similar party              or maturity value   Cost         value
--------------------------------------------------------------------------------
 *   Rodney Square Strategic
     Fixed Income Fund
     Intermediate Bond Portfolio      434,852 shares  $3,690,833     $4,409,404
--------------------------------------------------------------------------------
 *   Rodney Square Strategic
     Equity Funds: Large
     Capital Value Equity           1,884,741 shares $10,866,469    $17,528,095
     Portfolio
--------------------------------------------------------------------------------
 *   Large Capital Growth
     Equity Portfolio               1,145,668 shares $27,304,923    $27,026,318
--------------------------------------------------------------------------------
 *   International Equity
     Portfolio                        705,581 shares  $5,437,328     $6,928,803
--------------------------------------------------------------------------------
 *   Small Capital Equity
     Portfolio                      1,449,602 shares  $9,857,363    $13,568,279
--------------------------------------------------------------------------------
 *   Wilmington Trust Company:
        Bank Stock Fund              359,670  shares $10,189,874    $21,435,163
--------------------------------------------------------------------------------
 *
        Money Market Fund           1,488,908 shares  $1,488,908     $1,488,908
--------------------------------------------------------------------------------
 *
        Short-term U.S. Gov't
        Fund                          469,115 shares  $5,118,299     $6,103,190
--------------------------------------------------------------------------------
                                 Interest rates
 *   Participant loans           ranging from
     receivable                  5.875% to 9.75%               0     $1,799,647
--------------------------------------------------------------------------------

      *  Represents party-in-interest to the plan.


Part V  Schedule of Reportable Transactions--See Form 5500, Line 27d.


  ------------------------------------------------------------------------------------------------------
    (a)        (b)             (c)         (d)       (e)      (f)       (g)         (h)         (i)
  ------------------------------------------------------------------------------------------------------
  ------------------------------------------------------------------------------------------------------
             Description
             of asset                                                             Current
             (include                                       Expense               value of
             interest rate                                  incurred              asset on
  Identity   and maturity                                   with                  trans-
  of party   in case of a    Purchase    Selling   Lease    trans-    Cost of     action      Net gain
  involved   loan)           price       price     rental   action    asset       date        or (loss)
  ------------------------------------------------------------------------------------------------------
  CATEGORY I
  ------------------------------------------------------------------------------------------------------
  WTC
  Growth
  Equity
  Fund                                   26,691,215                   26,691,215  26,691,215
  ------------------------------------------------------------------------------------------------------
  Rodney
  Square
  Growth
  Portfolio                  26,691,215                                           26,691,215
  ------------------------------------------------------------------------------------------------------
  CATEGORY III
  ------------------------------------------------------------------------------------------------------
  Wilmington
  Trust
  Company
  ------------------------------------------------------------------------------------------------------
  Growth
  Equity
  Collective 18 purch trans   1,840,980                                           30,173,829
  Fund       21 sale trans               28,332,849                   13,861,649              14,471,200
  ------------------------------------------------------------------------------------------------------
  Rodney
  Square
  Strategic
  Equity
  Fund
  ------------------------------------------------------------------------------------------------------
  Large Cap
  Growth
  Equity
  Portfolio  4 purch trans   26,783,260                                           26,783,260
  ------------------------------------------------------------------------------------------------------

                                                                    Yes     No
28     Did the plan acquire individual whole life          28
       insurance contracts during the plan year?
29     During the plan year
       a(1)  Was this plan covered by a fidelity bond? If  28a(1)
             "Yes," complete lines 29a(2) and 29a(3)
        (2)  Enter amount of bond
             $_______________
        (3)  Enter the name of the surety company
             _______________
       b(1)  Was there any loss to the plan, whether or     29(b)(1)
             not reimbursed, caused by fraud or dishonesty?
        (2)  If line 29b(1) is "Yes" enter amount of loss $
30a    Is the plan covered under the Pension Benefit
       Guaranty  Corporation termination insurance
       program?
       __ Yes         __ No        __ Not Determined
  b If line 30a is "Yes" or "Not Determined," enter the employer identification number and the plan number used to identify it.
       Employer identification number               Plan number
31 Current value of plan assets and liabilities at the beginning and end of the plan year. Combine the value of plan assets held in more than one trust. Allocate the value of the plan's interest in a commingled trust containing the assets of more than one plan on a line-by-line basis unless the trust meets one of the specific exceptions described in the instructions. Do not enter the value of that portion of an insurance contract that guarantees, during this plan year, to pay a specific dollar benefit at a future date. ROUND OFF AMOUNTS TO THE NEAREST DOLLAR; ANY OTHER AMOUNTS ARE SUBJECT TO REJECTION. Plans with no assets at the beginning and the end of the plan year, enter -0- on line 31f.
--------------------------------------------------------------------------------
                  Assets                           (a) Beginning of   (b) End of
                                                       Year               Year
--------------------------------------------------------------------------------
a  Total noninterest-bearing cash......     (a)            35,265         43,248
--------------------------------------------------------------------------------
b  Receivables: (1)
   Employer contributions..................b(1)
--------------------------------------------------------------------------------
   (2) Participant contributions.......     (2)
--------------------------------------------------------------------------------
   (3) Income..........................     (3)             5,403      3,773,766
--------------------------------------------------------------------------------
   (4) Other...........................     (4)            34,681         46,043
--------------------------------------------------------------------------------
   (5) Less allowance for doubtful
       accounts........................     (5)
--------------------------------------------------------------------------------
   (6) Total. Add lines 31b(1) through
       31b(4) and subtract line 31b(5).     (6)            40,084      3,819,809
--------------------------------------------------------------------------------
c  General Investments: (1)
   Interest-bearing cash (including
   money market funds).................    c(1)
--------------------------------------------------------------------------------
   (2) Certificates of deposit.........     (2)
--------------------------------------------------------------------------------
   (3) U.S. Government securities......     (3)
--------------------------------------------------------------------------------
   (4) Corporate debt instruments:
       (A) Preferred...................  (4)(A)
--------------------------------------------------------------------------------
       (B) All Other...................  (4)(B)
--------------------------------------------------------------------------------
   (5) Corporate stocks: (A) Preferred.  (5)(A)
--------------------------------------------------------------------------------
       (B) Common......................  (5)(B)
--------------------------------------------------------------------------------
   (6) Partnership/joint venture            (6)
       interests.......................
--------------------------------------------------------------------------------
   (7) Real estate: (A) Income-producing (7)(A)
--------------------------------------------------------------------------------
       (B) Nonincome-producing.........  (7)(B)
--------------------------------------------------------------------------------
   (8) Loans (other than to
       participants) secured by
       mortgages: (A) Residential......  (8)(A)
--------------------------------------------------------------------------------
       (B) Commercial..................  (8)(B)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   (9) Loans to participants: (A)
       Mortgages.......................  (9)(A)
--------------------------------------------------------------------------------
       (B) Other.......................  (9)(B)         1,601,113      1,811,680
--------------------------------------------------------------------------------
   (10) Other Loans....................    (10)
--------------------------------------------------------------------------------
   (11) Value of interest in
        common/collective trusts.......    (11)        70,984,045      7,592,098
--------------------------------------------------------------------------------
   (12) Value of interest in pooled
        separate accounts..............    (12)
--------------------------------------------------------------------------------
   (13) Value of interest in master
        trusts.........................    (13)
--------------------------------------------------------------------------------
   (14) Value of interest in 103-12
        investment entities............    (14)
--------------------------------------------------------------------------------
   (15) Value of interest in registered
        investment companies...........    (15)                 0     69,460,899
--------------------------------------------------------------------------------
   (16) Value of funds held in
        insurance company general
        account (unallocated contracts).   (16)
--------------------------------------------------------------------------------
   (17) Other _______________..........    (17)
--------------------------------------------------------------------------------
   (18) Total. Add lines 31c(1) through
        31c(17)........................    (18)        72,585,158     78,864,677
--------------------------------------------------------------------------------
d  Employer-related investments:
   (1) Employer securities.............  (d)(1)        21,575,974     21,423,130
--------------------------------------------------------------------------------
   (2) Employer real property..........  (d)(2)
--------------------------------------------------------------------------------
e  Buildings and other property used in
   plan operation......................       e
--------------------------------------------------------------------------------
f  Total assets. Add lines 31a, 31b(6),
   31c(18), 31d(1), 31d(2), and 31e....       f        94,236,481    104,150,864
--------------------------------------------------------------------------------
                Liabilities
--------------------------------------------------------------------------------
g  Benefit claims payable..............       g           658,692      1,121,485
--------------------------------------------------------------------------------
h  Operating payables..................       h            34,700         43,435
--------------------------------------------------------------------------------
i  Acquisition indebtedness............       i
--------------------------------------------------------------------------------
j  Other liabilities...................       j             2,607              0
--------------------------------------------------------------------------------
k  Total Liabilities. Add lines 31g
   through 31j.........................       k           695,999      1,164,920
--------------------------------------------------------------------------------
                Net Assets
--------------------------------------------------------------------------------
l  Subtracting 31k from line 31f.......       l        93,540,482    102,985,944
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
32 Plan income, expenses, and changes in net assets for the plan year.  Include all income and expenses of the plan, including any trust(s) or separately maintained funds(s), and any payments/receipts to/from insurance carrier. ROUND OFF AMOUNTS TO THE NEAREST DOLLAR; ANY OTHER AMOUNTS ARE SUBJECT TO REJECTION.
-------------------------------------------------------------------------------
   CONTRIBUTIONS                                        (a) Amount    (b) Total
--------------------------------------------------------------------------------
   (1)  Received or receivable from:
--------------------------------------------------------------------------------
        (A)  Employers                        a(1)(A)   2,435,267
--------------------------------------------------------------------------------
        (B)  Participants                         (B)   6,845,069
--------------------------------------------------------------------------------
        (C)  Others                               (C)
--------------------------------------------------------------------------------
   (2)  Noncash contributions                     (2)
--------------------------------------------------------------------------------
   (3)  Total contributions.  All lines
        32a(1)(A), (B), (C) and lines 32a(2).     (3)                 9,280,336
--------------------------------------------------------------------------------
b  EARNINGS ON INVESTMENTS:
--------------------------------------------------------------------------------
   (1)  Interest
--------------------------------------------------------------------------------
        (A)  Interest-bearing cash (including
             money market funds)              b(1)(A)     118,108
--------------------------------------------------------------------------------
        (B)  Certificates of deposit              (B)
--------------------------------------------------------------------------------
        (C)  U.S. Government securities           (C)
--------------------------------------------------------------------------------
        (D)  Corporate debt instruments           (D)
--------------------------------------------------------------------------------
        (E)  Mortgage loans                       (E)
--------------------------------------------------------------------------------
        (F)  Other loans                          (F)     142,095
--------------------------------------------------------------------------------
        (G)  Other interest                       (G)
--------------------------------------------------------------------------------
        (H)  Total interest.  Add lines
             32b(1)(A) through (G)                (H)                   260,203
--------------------------------------------------------------------------------
   (2)  Dividends:  (A)  Preferred stock      b(2)(A)
--------------------------------------------------------------------------------
        (B)  Common stock                         (B)     526,525
--------------------------------------------------------------------------------
        (C)  Total dividends.  Add lines
             32b(2)(A) and (B)                    (C)                   526,525
--------------------------------------------------------------------------------
   (3)  Rents                                     (3)
--------------------------------------------------------------------------------
   (4)  Net gain (loss) on sale of assets:
--------------------------------------------------------------------------------
        (A)  Aggregate proceeds                  4(A)   1,583,197
--------------------------------------------------------------------------------
        (B)  Aggregate carrying amount (see
             instructions)                        (B)   1,635,191
--------------------------------------------------------------------------------
        (C)  Subtract (B) from (A) and enter
             result                               (C)                   (51,994)
--------------------------------------------------------------------------------
   (5)  Unrealized appreciation (depreciation
        of assets)                                (5)                  (145,129)
--------------------------------------------------------------------------------
   (6)  Net investment gain (loss) from
        common/collective trusts                  (6)                   398,261
--------------------------------------------------------------------------------
   (7)  Net investment gain (loss) from
        pooled separate accounts                  (7)
--------------------------------------------------------------------------------
   (8)  Net investment gain (loss) from
        master trusts                             (8)
--------------------------------------------------------------------------------
   (9)  Net investment gain (loss) from
        103-12 investment entities                (9)
--------------------------------------------------------------------------------
  (10)  Net investment gain (loss) from
        registered investment companies          (10)                 7,214,116
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
c Other income                                      c
--------------------------------------------------------------------------------
d Total income.  Add all amounts in column
  (b) and enter total                               d                17,482,318
--------------------------------------------------------------------------------
                  EXPENSES
--------------------------------------------------------------------------------
e Benefit payment and payments to provide
  benefits:
--------------------------------------------------------------------------------
  (1)  Directly to participants or
       beneficiaries                             e(1)   8,238,988
--------------------------------------------------------------------------------
  (2)  To insurane carriers for the
       provision of benefits                      (2)
--------------------------------------------------------------------------------
  (3)  Other                                      (3)
--------------------------------------------------------------------------------
  (4)  Total payments.  Add lines 32e(a)
       through 32e(3)                             (4)                 8,238,988
--------------------------------------------------------------------------------
f Interest expense                                  f
--------------------------------------------------------------------------------
g Administrative expenses: (1) Salaries and
  allowances                                     g(1)
--------------------------------------------------------------------------------
  (2)  Accounting fees                            (2)
--------------------------------------------------------------------------------
  (3)  Actuarial fees                             (3)
--------------------------------------------------------------------------------
  (4)  Contract administrator fees                (4)
--------------------------------------------------------------------------------
  (5)  Investment advisory and management
       fees                                       (5)
--------------------------------------------------------------------------------
  (6)  Legal fees                                 (6)
--------------------------------------------------------------------------------
  (7)  Valuation/appraisal fees                   (7)
--------------------------------------------------------------------------------
  (8)  Trustees fees/expenses (including
       travel, seminars, meetings, etc.)          (8)
--------------------------------------------------------------------------------
  (9)  Other                                      (9)
--------------------------------------------------------------------------------
  (10) Total administrative expenses.  Add
       lines 32g(1) through 32g(9)               (10)                         0
--------------------------------------------------------------------------------
h Total expenses.  Add lines 32e(4), 32f,
  and 32g(10)                                       h                 8,238,988
--------------------------------------------------------------------------------
i Net income (loss).  Subtract line 32h
  from 32d                                          i                 9,243,330
--------------------------------------------------------------------------------
j Transfers to (from) the plan (see
  instructions)                                     j                   202,132
--------------------------------------------------------------------------------
k Net assets at beginning of year (line 311,
  column (a))                                       k                93,540,482
--------------------------------------------------------------------------------
l Net assets at end of year (line 311,
  column (b)                                        l               102,985,944
--------------------------------------------------------------------------------
33 Did any employer sponsoring the plan pay any of the administrative
   expenses of the plan that were not reported on line 32g?           Yes   No
                                                                       X
--------------------------------------------------------------------------------